UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 25, 2015

ZIOPHARM Oncology, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33038	84-1475672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One First Avenue, Parris Building 34, Navy Yard Plaza Boston, Massachusetts	02129
(Address of Principal Executive Offices)	(Zip Code)

(617) 259-1970

(Registrant’s Telephone Number, including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Director

Effective September 25, 2015, Scott Tarriff was appointed as a director to fill an existing vacancy on the Board of Directors, or the Board, of ZIOPHARM Oncology, Inc., or the Company. Mr. Tarriff will serve as a director until the Company’s 2016 Annual Meeting of Stockholders and until such time as his successor is duly elected and qualified, or until his earlier death, resignation or removal. Mr. Tarriff will serve as a member of the Board’s Audit Committee and Compensation Committee. Following such appointment, the members of the Audit Committee will be Mr. James A. Cannon, who serves as the committee’s Chairman, Dr. Michael Weiser, Senator Wyche Fowler, Jr. and Mr. Tarriff, and the members of the Compensation Committee will be Dr. Michael Weiser, who serves as the committee’s Chairman, Dr. Murray Brennan and Mr. Tarriff.

As an independent director, Mr. Tarriff will be compensated for his service on the Board and committees of the Board in accordance with the Company’s standard compensation arrangements for non-employee directors, which are described in greater detail in the Company’s definitive proxy statement on Schedule 14A relating to its 2015 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission, or the Commission, on April 30, 2015; provided, however, that for the 2015 calendar year Mr. Tarriff will receive 25% of the standard annual compensation arrangements in light of his partial year of service. In connection with his appointment, Mr. Tarriff was awarded 4,186 restricted shares of the Company’s common stock, which shares shall vest in full on December 31, 2015.

In connection with his appointment, the Company entered into its standard form of indemnity agreement with Mr. Tarriff, the form of which was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Commission on January 31, 2013. Mr. Tarriff was not selected as a director pursuant to any arrangements or understandings with the Company or with any other person, and there are no related party transactions between Mr. Tarriff and the Company that would require disclosure under Item 404(a) of Regulation S-K.

On September 28, 2015, the Company issued a press release announcing the appointment of Mr. Tarriff to the Board. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated September 28, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIOPHARM Oncology, Inc.

	By:	/s/ Kevin G. Lafond
Date: September 28, 2015	Name:	Kevin G. Lafond
	Title:	Vice President, Chief Accounting Officer and Treasurer

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Press release dated September 28, 2015

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